UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2022

Vontier Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
001-39483	84-2783455
(Commission File Number)	(IRS Employer Identification No.)

5438 Wade Park Boulevard, Suite 600 Raleigh, NC	27607
(Address of Principal Executive Offices)	(Zip Code)

(984) 275-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	VNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 28, 2022 (the “Closing Date”), Vontier Corporation, a Delaware corporation (“Vontier”), and certain of its subsidiaries, entered into a Term Loan Agreement (the “Credit Agreement”) with a syndicate of lenders.

The Credit Agreement consists of a three-year, $600 million delayed-draw senior unsecured term loan facility (the “Term Loan Facility”).

Loans under the Term Loan Facility bear interest, at Vontier’s option, at the following variable per annum rates: (A) Term SOFR (as defined in the Credit Agreement, which include a SOFR adjustment of 0.10%) for the chosen interest period plus a margin of between 1.000% and 1.625%, depending on Vontier’s long-term debt credit rating; and (B) Base Rate (as defined in the Credit Agreement) plus a margin of between 0% and 0.625%, depending on Vontier’s long-term debt credit rating. A single borrowing is available under the Term Loan Facility, subject to satisfaction of conditions precedent described therein, until December 30, 2022. Vontier will pay a ticking fee to the lenders under the Term Loan Facility on the unfunded amount of their commitments multiplied by a percentage between 0.125% and 0.325%, depending on Vontier’s long-term debt credit rating

Two of Vontier’s wholly-owned subsidiaries are guarantors of Vontier’s obligations under the Term Loan Facility.

The above description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement. A copy of the Credit Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

10.1	Term Loan Agreement, dated as of October 28, 2022, by and among Vontier Corporation, Bank of America, N.A., as Administrative Agent, and the other Lenders party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONTIER CORPORATION

Date: November 3, 2022	By:	/s/ Courtney Kamlet
	Name:	Courtney Kamlet
	Title:	Vice President, Group General Counsel and Corporate Secretary